UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

IDW Media Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IDW MEDIA HOLDINGS, INC.
520 Broad Street
Newark, New Jersey 07102
(323) 433-6670

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	12:00 p.m., Eastern Time, on Thursday, March 30, 2023
PLACE:	Offices of IDW Media Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102
ITEMS OF BUSINESS:	1. To elect five directors, each for a term of one year.
2. To ratify the appointment of Zwick CPA, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2023.
3. To transact other business as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof.
RECORD DATE:	You can vote if you were a stockholder of record as of the close of business in New York, New York on February 15, 2023.
PROXY VOTING:	You can vote either in person at the Annual Stockholders Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”
ANNUAL STOCKHOLDERS MEETING IN-PERSON ADMISSION:

If you were a stockholder of record as of close of business in New York, NY on February 15, 2023, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of February 15, 2023 with you to the Annual Meeting, as well as a form of personal photo identification. The Company requests that any stockholder seeking to attend the Annual Meeting in person first email the Company’s investor relations department at investor.relations@idwmh.com to RSVP.

ANNUAL STOCKHOLDERS MEETING DIRECTIONS:	You may request directions to the Annual Stockholders Meeting via email at investor.relations@idwmh.com or by calling IDW Media Holdings Investor Relations at (323) 433-6670.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE IDW MEDIA HOLDINGS, INC. ANNUAL STOCKHOLDERS MEETING TO BE HELD ON
MARCH 30, 2023:

The Notice of Annual Meeting of Stockholders and Proxy Statement and the 2022 Annual Report are
available at:
www.idwmediaholdings.com/corporate-governance

BY ORDER OF THE BOARD OF DIRECTORS

Brooke T. Feinstein
Chief Financial Officer & Corporate Secretary

Newark, New Jersey
February 27, 2023

IDW MEDIA HOLDINGS, INC.
520 Broad Street
Newark, New Jersey 07102
323-433-6670

_______________________

PROXY STATEMENT

_______________________

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished to the stockholders of record of IDW Media Holdings, Inc., a Delaware corporation (the “Company” or “IDW”), as of the close of business in New York, New York on February 15, 2023, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Stockholders Meeting”). The Annual Stockholders Meeting will be held on Thursday, March 30, 2023, at 12:00 p.m., Eastern Time, in the offices of the Company, 520 Broad Street, Newark, New Jersey 07102. The shares of the Company’s Class C Common Stock, par value $0.01 per share (“Class C Common Stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Stockholders Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Stockholders Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about March 6, 2023.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Stockholders Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Stockholders Meeting to the beneficial owners of shares of Class C Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business in New York, New York on February 15, 2023 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class C Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Stockholders Meeting. As of the Record Date, the Company had 14,127,791 shares outstanding and entitled to vote at the Annual Stockholders Meeting, consisting of 545,360 shares of Class C Common Stock and 13,582,431 shares of Class B Common Stock.

Stockholders are entitled to three votes for each share of Class C Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of shares of Class C Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Stockholders Meeting or by proxy without attending the meeting.

Beneficial holders of shares of Class C Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Stockholders Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Stockholders Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Stockholders Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not properly revoked prior to the meeting will be voted at the Annual Stockholders Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Stockholders Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matter to be raised at the Annual Stockholders Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Stockholders Meeting by delivering to the Company (to the attention of Brooke T. Feinstein, Corporate Secretary), 520 Broad Street, Newark, New Jersey 07102, a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Stockholders Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Stockholders Meeting.

Quorum and Vote Required

The presence at the Annual Stockholders Meeting of a majority of the voting power of outstanding shares of Class C Common Stock and Class B Common Stock (voting together as a single class), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Stockholders Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Stockholders Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power of shares that are voted on a relevant proposal at the Annual Stockholders Meeting will be required for the approval of the election of any director (Proposal No. 1) and the ratification of the appointment of Zwick CPA, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2023 (Proposal No. 2). This means that the number of votes cast “for” a director nominee or “for” Proposal No. 2 must exceed the number of votes cast “against” that director nominee or Proposal No. 2, respectively. Abstentions are not counted as votes “for” or “against” a director nominee or any of these proposals.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Stockholders Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE American. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Stockholders Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE American rules to vote your shares on the ratification of the Company’s independent registered public accounting firm for Fiscal 2023 (Proposal No. 2), even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors (Proposal No. 1) or on any stockholder proposal or other matter raised at the Annual Stockholders Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Stockholders Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Brooke T. Feinstein, Corporate Secretary, IDW Media Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102, or by phone at (323) 433-6670, and we will promptly forward to such stockholder a separate Annual Report and/or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on October 31st of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2022 refers to the fiscal year ended October 31, 2022).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the NYSE American. In accordance with applicable sections of the NYSE American Company Guide, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Corporate Governance section of our website at www.idwmediaholdings.com/corporate-governance and which also are available in print to any stockholder upon written request to the Corporate Secretary.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that 50% or more of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance and Nominating Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Corporate Governance section of our website at www.idwmediaholdings.com/corporate-governance. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the NYSE American Company Guide’s definition of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.      During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.      During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.      (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.      Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.      The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax-exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $200,000 or (b) five percent of the consolidated gross revenues of such other company. The Corporate Governance and Nominating Committee will review the materiality of such relationship to tax-exempt organizations to determine if such director qualifies as independent.

In addition, all members of the Company’s Audit Committee must meet the independence requirements of Section 2014.10A-3 of the Securities Exchange Act of 1934, which are set forth in the Audit Committee Charter.

Based on the review and recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has determined that each of Perry Davis, Irwin Katsof and Christopher McGurk is independent in accordance with the Corporate Governance Guidelines and the Audit Committee Charter and, thus, that more than 50% of the current Board of Directors and each member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, is independent. In addition, Board of Directors has determined that, prior to his election as the Chief Executive Officer of the Company on August 29, 2022, Allan I. Grafman was independent. Additionally, based on the review and recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has determined that each of Dave Breau, Jonathan Rand and James R. Woody is independent in accordance with the Corporate Governance Guidelines and the Audit Committee Charter and, thus, that more than 50% of the director nominees and each nominee intended to become a member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, is independent.

As used herein, the term “non-employee director” shall mean any director who is not an employee or consultant of the Company and who is deemed to be independent by the Board of Directors. Therefore, neither Howard S. Jonas and Amy Jonas is a non-employee director and, if elected, Davidi Jonas would not be a non-employee director. In addition, since August 29, 2022, Allan I. Grafman has not been a non-employee director; prior to August 29, 2022, when Mr. Grafman became the Company’s Chief Executive Officer, he was an non-employee director and, since August 29, 2022, Mr. Grafman has been an Ex-Officio (non-voting) member of the Board. Sanford R. Climan was a director (but not a non-employee director) from December 3, 2021 until he became an Ex-Officio (non-voting) member of the Board on August 29, 2022; Mr. Climan resigned from serving as an Ex-Officio (non-voting) member of the Board on January 12, 2023.

Director Selection Process

The Corporate Governance and Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board, whose contact information is provided below under the heading “Director Communications.” The nominees under “Proposal No. 1 — Election of Directors” were nominated by the Corporate Governance and Nominating Committee. See “The Corporate Governance and Nominating Committee” section, below.

The Corporate Governance and Nominating Committee consider candidates suggested by its members, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, an overview of each nominee’s experience, qualifications, attributes and skills is provided that led the Corporate Governance and Nominating Committee to determine that each nominee should serve as a director.

Director Communications

Stockholders and other interested parties may communicate with (i) the Board of Directors, by contacting the Chairman of the Board; (ii) the non-employee directors by contacting the Lead Independent Director and (iii) the Audit, Compensation or Corporate Governance and Nominating Committees of the Board of Directors by contacting the respective Chairs of such committees. All communications should be in writing, should indicate in the address whether it is intended for the Chairman of the Board, the Lead Independent Director, or a Committee Chair, and should be directed care of IDW Media Holdings, Inc.’s Corporate Secretary, Stockholder Communications, IDW Media Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102.

The Corporate Secretary will relay correspondence (i) intended for the Board of Directors, to the Chairman of the Board, who will, in turn, relay such correspondence to the entire Board of Directors, (ii) intended for the non-employee directors to the Lead Independent Director, and (iii) intended for the Audit, Compensation, and Corporate Governance and Nominating Committees to the Chairs of such committees.

The Corporate Secretary may filter out and disregard (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that is described by one of the following categories:

•        Obscene materials;

•        Unsolicited marketing or advertising material or mass mailings;

•        Unsolicited newsletters, newspapers, magazines, books and publications;

•        Surveys and questionnaires;

•        Resumes and other forms of job inquiries;

•        Requests for business contacts or referrals;

•        Material that is threatening or illegal; and

•        Any communications or materials that are not in writing

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•        Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•        Routine invoices, bills, account statements and related communications that can be appropriately addressed by management

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors is currently comprised of Howard S. Jonas, Perry Davis, Amy Jonas, Irwin Katsof and Christopher McGurk. In addition, the Company’s Third Amended and Restated By-Laws enable the Board of Directors to appoint Ex-Officio (non-voting) directors to serve on the Board, and Marc E. Knoller was elected to serve in this capacity on April 5, 2022 and Allan I. Grafman was elected to serve in this capacity on August 29, 2022. Howard S. Jonas serves as the Chairman of the Board of Directors.

Upon recommendation of the Corporate Governance and Nominating Committee, the Board of Directors nominated Howard S. Jonas for re-election as a director, each of Perry Davis, Amy Jonas, Irwin Katsof and Christopher McGurk did not stand for re-election. The Board of Directors has determined to also nominate each of Dave Breau, Davidi Jonas, Jonathan Rand and James R. Woody for election as a director.

The Board of Directors held nine meetings in Fiscal 2022. In Fiscal 2022, each of the directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s 2023 annual meeting of stockholders, in person or via video link. All of the directors who were then directors attended the 2022 annual meeting of stockholders, either in person or telephonically.

Board of Directors Leadership Structure and Risk Oversight Role

Our Chairman of the Board, Howard S. Jonas, provides overall leadership to the Board of Directors. The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board of Directors understands that there is no single, generally accepted approach to providing board leadership, and that given the dynamic and competitive environment in which we operate, the optimal Board leadership structure may vary as circumstances warrant. The Board of Directors has determined that, given Howard S. Jonas’ leadership skills, relationships with the members of management and other members of the Board, and prior positions where he acted as leader and provided oversight over different bodies, he is well suited to be the Chairman of the Board at the present time. Howard S. Jonas has been Chairman of the Board since our inception and Chairman, an executive officer position, since June 9, 2022, and also served as Chief Executive Officer from February 2019 through April 2020.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. The risk management oversight roles of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee (each of which is comprised solely of independent directors), discussed below, provide an appropriate and effective balance to the role of the Chairman of the Board. With the oversight of the full Board of Directors, the Company’s management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

The NYSE American Company Guide requires that the non-employee directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled quarterly meeting of the Board of Directors.

Perry Davis, an independent director, has served as the “Lead Independent Director” since July 28, 2021.

As stated above, each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations and security risks. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance and Nominating Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management succession planning.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The Audit Committee

The Audit Committee currently consists of Messrs. Katsof (Chairman), Davis and McGurk. During Fiscal 2022 until August 29, 2022 (when he was named Chief Executive Officer), Mr. Grafman was a member of the Audit Committee (instead of Mr. McGurk) and was Chairman of such Committee (instead of Mr. Katsof). The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.idwmediaholdings.com/corporate-governance, and is also available in print to any stockholder upon request to the Corporate Secretary. The principal duties of the Audit Committee under its written charter include: (i) responsibilities associated with our external and internal audit staffing and planning; (ii) accounting and financial reporting issues associated with our financial statements and filings with the SEC; (iii) financial and accounting organization and internal controls; (iv) auditor independence and approval of non-audit services; and (v) “whistle-blower” procedures for reporting questionable accounting and audit practices. The Audit Committee held four meetings during Fiscal 2022.

The Board of Directors has determined that (i) all of the members of the Audit Committee and Messrs. Breau, Rand and Woody are independent within the meaning of the applicable NYSE American listing standards and the Sarbanes-Oxley Act of 2002, (ii) all of the members of the Audit Committee and Messrs. Breau, Rand and Woody are financially literate and (iii) that each of Mr. Katsof and Mr. Rand qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. In addition, during Fiscal 2022 until August 29, 2022 (when he was named Chief Executive Officer), Mr. Grafman served as the “audit committee financial expert” of the Audit Committee (i.e., prior to Mr. Katsof).

The Compensation Committee

The Compensation Committee currently consists of Messrs. Katsof (Chairman) and Davis. During Fiscal 2022 until August 29, 2022 (when he was named Chief Executive Officer), Mr. Grafman was also a member of the Compensation Committee. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.idwmediaholdings.com/corporate-governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the 2019 Stock Option and Incentive Plan (“2019 Plan”), and recommending to the Board of Directors the nature and amount of the compensation for Board of Director members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee held seven meetings during Fiscal 2022. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the applicable NYSE American listing standards.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Messrs. McGurk (Chairman), Davis and Katsof. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.idwmediaholdings.com/corporate-governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Corporate Governance and Nominating Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance and Nominating Committee reviews (i) the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) any potential conflicts of interest of independent directors, (iii) related person transactions, and (iv) determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance and Nominating Committee held six meetings in Fiscal 2022. The Board of Directors has determined that all of the members of the Corporate Governance and Nominating Committee are independent within the applicable NYSE American listing standards.

The Corporate Governance and Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors; (ii) recommending candidates to fill new or vacant positions on the Board of Directors; and (iii) conducting appropriate inquiries into the backgrounds of potential candidates.

FISCAL 2022 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2022 was comprised of cash and equity compensation, consisting of awards of fully vested restricted shares of Class B Common Stock. Perry Davis, Irwin Katsof, Allan I. Grafman and Christopher McGurk were the only non-employee directors during Fiscal 2022, all of whom served as non-employee directors during all of Fiscal 2022, except for Mr. Grafman who served ceased to be a non-employee director on August 29, 2022 when he was named Chief Executive Officer (Mr. Grafman became an Ex-Officio (non-voting) director on August 29, 2022). Each of Messrs. Davis, Katsof and McGurk is a current non-employee director.

Director Equity Grants

During Fiscal 2022, pursuant to the 2019 Plan, each non-employee director of the Company received, on January 5, 2022, an automatic grant of 2,899 restricted shares of Class B Common Stock, which vested in full immediately upon grant, which had a value of $6,001 based on the average of the high and the low stock trading prices of Class B Common Stock on the business day immediately prior to the grant date. A new non-employee director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amount specified above, pro-rated based on the calendar quarter of the year in which such person became a director. The stock is granted on a going-forward basis before the director completes his or her service for the calendar year. All such grants of stock to non-employee directors are subject to certain terms and conditions described in the 2019 Plan.

Board of Directors Retainers

Each non-employee director of the Company receives an annual cash retainer of $18,000. Such payment is made in January of the calendar year following attendance of at least 75% of the Board of Directors meetings during the preceding year. The annual cash retainer is pro-rated for non-employee directors who join the Board of Directors or depart from the Board of Directors during the calendar year. The Company’s Chief Executive Officer may, in his discretion, waive the requirement of 75% attendance by a director to receive the retainer in the case of mitigating circumstances. Each of Messrs. Davis, Katsof and McGurk were paid $18,000, and Mr. Grafman was paid $12,000 (i.e., pro-rated for service during two-thirds of the year), for service as a non-employee director during calendar 2022.

Director Board Retainers

Other than as described above, a retainer is not paid for serving as a non-employee director.

Committee Fees

Non-employee directors do not receive fees for committee service or serving as chairs of committees.

Lead Independent Director

The Lead Independent Director (currently Mr. Davis) does not receive an additional fee for serving in such position.

Fiscal 2022 Director Compensation Table

The following table lists Fiscal 2022 compensation for any person who served as a non-employee director during Fiscal 2022. This table does not include compensation to Howard S. Jonas, Sanford R. Climan or Amy Jonas, as they were not non-employee directors and did not receive any compensation for their service as directors. This table does not include compensation to Allan I. Grafman following his August 29, 2022 election as Chief Executive Officer, when he ceased to be a non-employee director and was not thereafter paid any compensation for his service as an Ex-Officio (non-voting) director.

Name	Dates of Board Service During Fiscal 2022	Fees Earned or Paid in Cash ($)		Stock Awards ($)		All Other Compensation ($)	Total ($)
Perry Davis	11/01/2021 – 10/31/2022	18,000	(1)	6,001	(2)	0	24,001
Irwin Katsof	11/01/2021 – 10/31/2022	18,000	(1)	6,001	(2)	0	24,001
Allan I. Grafman	11/01/2021 – 08/29/2022	12,000	(1)	6,001	(2)	0	18,001
Christopher McGurk	11/01/2021 – 10/31/2022	18,000	(1)	6,001	(2)	0	24,001

____________

(1)      Represents the annual Board of Directors retainer earned in Fiscal 2022. Mr. Grafman’s retainer was pro-rated for service during two thirds of year as he became Chief Executive Officer on August 29, 2022 and, therefore, was no longer a non-employee at that time; Mr. Grafman became an Ex-Officio (non-voting) director on August 29, 2022 and received no additional compensation for such position.

(2)      Represents the grant date fair value of awards of 2,899 fully vested restricted shares of Class B Common Stock issued on January 5, 2022 computed in accordance with FASB ASC Topic 718.

As of October 31, 2022, non-employee directors held the following shares of Class B Common Stock granted for their service as directors. Non-employee directors did not hold any options to purchase shares of the Company’s capital stock as of October 31, 2022 that were granted for their service as directors.

Name	Class B Common Stock
Perry Davis	4,399
Irwin Katsof	4,399
Allan I. Grafman	4,399
Christopher McGurk	4,399

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance and Nominating Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance and Nominating Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance and Nominating Committee for approval or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance and Nominating Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance and Nominating Committee at its next regularly scheduled meeting or to the Chairman of the Corporate Governance and Nominating Committee prior to such meeting. The Corporate Governance and Nominating Committee will evaluate all options available, including revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons; Certain Relationships

On March 29, 2022, the Company amended two warrants that had been previously issued to Howard S. Jonas, the Company’s Chairman and Chairman of the Board. The exercise price of a warrant to purchase 89,243 shares of the Company’s Class B common stock, dated August 21, 2018, was reduced from $42.02 per share to $1.936 per share (which represents a ten percent (10%) premium over the closing price of the Class B Common Stock on the NYSE American on March 29, 2022). A separate warrant to purchase 98,336 shares of the Class B Common Stock, dated March 30, 2019, was amended to reduce the exercise price from $26.44 per share to $1.936 per share and to extend the expiration date from March 30, 2022 to August 21, 2023, the same expiration date of the other warrant.

On April 5, 2022, the Company entered into an employment agreement with Howard S. Jonas, which provides, among other things, the following: (i) an annual base salary of $400,000 for a term of five years (the “Initial Term”) that was paid through the issuance of 1,104,972 restricted shares of Class B Common Stock with the value of the shares based upon the closing price of Class B Common Stock on the NYSE American on April 4, 2022, the trading day immediately preceding the issuance equal to $2 million representing Mr. Jonas’ base salary for the entire Initial Term; (ii) such shares shall vest, contingent on Mr. Jonas’ remaining in continuous service to the Company, in substantially equal amounts on April 5, 2023, April 5, 2024, April 5, 2025, April 5, 2026 and April 5, 2027; (iii) if Mr. Jonas’ employment is terminated without cause (as such term is defined the Employment Agreement), or if Mr. Jonas resigns for good reason (as such term is defined the Employment Agreement) or upon Mr. Jonas’s death or disability (as such term is defined in the Employment Agreement) and upon other conditions set forth in the Employment Agreement, Mr. Jonas will be entitled to (1) severance in the amount equal to twelve (12) months of any cash portion of his base salary; and (2) any restrictions with respect to any equity grants shall lapse, and any unvested equity grants in the Company or its subsidiaries shall vest. The Company and Mr. Jonas also entered into a Restricted Stock Agreement on April 5, 2022 in connection with the issuance to him of such 1,104,972 restricted shares of Class B Common Stock.

In connection with Allan I. Grafman’s election as Chief Executive Officer, the Company entered into an Employment Agreement, dated August 21, 2022, with Mr. Grafman that provides, among other things: (i) an annual base salary of $410,000 per year, (ii) an annual bonus of $50,000, in addition to being eligible to receive an annual discretionary bonus, (iii) pursuant to the IDW Media Holdings, Inc. 2019 Stock Option and Incentive Plan, as amended and restated, a grant of Incentive Stock Options (“Options”) to purchase 67,671 shares of the Company’s Class B Common Stock (which represents one-half of one percent (0.5%) of the issued and outstanding stock of the Company) with the exercise price of all Options being $1.77 per share, the closing price of the Class B Common Stock on the trading day immediately prior to grant. The Options shall vest (i) with respect to one-fourth (1/4) of the underlying shares on the six-month anniversary of the Effective Date and (ii) in equal tranches (in each case, rounded to a whole number of shares) of the underlying shares on each quarterly anniversary of the six-month anniversary, and all unvested Options shall vest on the day immediately preceding the second anniversary of the Effective Date. Mr. Grafman has been a director of the Company since May 2019 and, on August 29, 2022, became an Ex-Officio (non-voting) member of the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class B common stock (“Class B Common Stock”) and the Company’s Class C common stock (“Class C Common Stock”) by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class B Common Stock or Class C Common Stock, (ii) each of the Company’s directors, and Named Executive Officers (who are listed in the “Executive Compensation” section, below), and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them and except as otherwise noted, the address of the referenced individual is c/o IDW Media Holdings, Inc. 520 Broad Street, Newark, New Jersey 07102.

Unless otherwise noted, the security ownership information provided below is given as of the Record Date and all shares are owned directly. Percentage ownership information is based on the following number of outstanding shares: 13,582,481 shares of Class B Common Stock and 545,360 shares of Class C Common Stock. In computing the number of shares of Class B Common Stock beneficially owned by a person and the percentage ownership of that person, we considered shares of Class B Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within sixty days of February 15, 2023.

Name	Number of Shares of Class C Common Stock	Percentage of Ownership of Class C Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Powerδ
Howard S. Jonas			3,667,513	(1)	26.6%	11.6%
The Liora Jonas Stein 2020 Florida Trust, Alan Grayson, Trustee, dd. 04/06/2020	68,170	12.5%	148,549		1.1%	7.3%
The Michael Jonas 2020 New Jersey Trust, Mark Berger, Trustee, dd. 04/06/2020	68,170	12.5%	148,549		1.1%	7.3%
The Miriam Jonas 2020 New Jersey Trust, Liore Alroy, Trustee, dd. 04/06/2020	68,170	12.5%	148,549		1.1%	7.3%
The Samuel Jonas 2020 New Jersey Trust, Jason Cyrulnik, Trustee, dd. 04/06/2020	68,170	12.5%	148,549		1.1%	7.3%
The Jonathan Jonas 2020 South Dakota Trust, Bridgeford Trust Company, Trustee, dd. 04/06/2020	68,170	12.5%	148,549		1.1%	7.3%
The Joseph Jonas 2020 Alaska Trust, Peak Trust Company – Ak, Trustee, dd. 04/06/2020	68,170	12.5%	148,549		1.1%	7.3%
The Rachel Jonas 2020 Nevada Trust, Premier Trust, Inc., Trustee, dd. 04/06/2020	68,170	12.5%	148,548		1.1%	7.3%
The Tamar Jonas 2020 Nevada Trust, Peak Trust Company – Nv, Trustee, dd. 04/06/2020	68,170	12.5%	148,548		1.1%	7.3%
Entities affiliated with Nantahala Capital Management, LLC, 130 Main Street 2nd Floor, New Canaan, CT 06840			836,019	(2)(3)	6.2%	2.8%

Name	Number of Shares of Class C Common Stock	Percentage of Ownership of Class C Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power δ
Allan I. Grafman			33,959	(4)	*	*
Brooke T. Feinstein			23,335	(5)	*	*
Ezra Y. Rosensaft			107,002	(6)	*	*
Perry Davis			10,340		*	*
Irwin Katsof			10,340		*	*
Marc E. Knoller			105,434		*	*
Amy Jonas			0		—	—
Christopher McGurk			10,340		*	*
All directors, Named Executive Officers and executive officers as a group (9 persons)			3,968,263		28.5%	12.1%

____________

*        Less than 1%.

δ        Voting power represents combined voting power of our Class C Common Stock (three votes per share) and our Class B Common Stock and Preferred Stock (one-tenth of one vote per share). Excludes stock options and warrants.

(1)      Consists of (i) 1,104,972 restricted shares of Class B Common Stock that vest 220,995 shares on each of April 5, 2023, April 5, 2024 and 220,994 shares on each of April 5, 2025, April 5, 2026 and April 5, 2027, (ii) 2,342,712 shares of Class B Common Stock held by the HSJ 2020 IDT Annuity Trust, (iii) 32,000 shares of Class B Common Stock owned by the Jonas Foundation, (iv) 250 shares of Class B Common Stock beneficially owned by a custodial account for the benefit of a child of Mr. Jonas (of which Mr. Jonas is the custodian), and (v) warrants to purchase up to 89,243 shares of Class B Common Stock at a price per share of $1.936 and up to 98,336 shares of Class B Common Stock at a price per share of $1.936. Does not include (a) an aggregate of 1,766,511 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Mr. Jonas, as Mr. Jonas does not exercise or share investment control of these shares, (b) 105,550 shares of Class B Common Stock owned by the Howard S. & Deborah Jonas Foundation, as Mr. Jonas does not beneficially own these shares, (c) 162,504 shares of Class B Common Stock owned by I9 Plus, LLC, which is owned by trust for the benefit of Howard S. Jonas’ children, and managed by Howard S. Jonas’ immediate family member, and (d) 545,360 shares of Class C Common Stock (which are convertible into Class B Common Stock) beneficially owned by trusts for the benefit of the children of Howard S. Jonas, as Howard S. Jonas does not hold or share voting or investment control over these shares.

(2)      According to the applicable Schedule 13G as filed with the Securities and Exchange Commission.

(3)      Amounts include the shares of Class B Common Stock held by managed funds and/or separate accounts affiliated with Nantahala Capital Management, LLC. Wilmot Harkey and Daniel Mack are managing members of Nantahala Capital Management, LLC and may be deemed to be a beneficial owner of the reported shares.

(4)      Consists of (i) 16,359 shares of Class B Common Stock held directly, and (ii) options to purchase 17,600 shares of Class B Common Stock that are currently exercisable or exercisable within sixty days of February 15, 2023.

(5)      Consists of options to purchase shares of Class B Common Stock that are currently exercisable or exercisable within sixty days of February 15, 2023.

(6)      Consists of (i) 2,002 shares of Class B Common Stock held directly, and (ii) options to purchase 105,000 shares of Class B Common Stock that are currently exercisable or exercisable within sixty days of February 15, 2023; due to Ezra Y. Rosensaft no longer being in the employ of the Company, the option expiration date on such options was accelerated to February 25, 2023 but such options are considered outstanding and held by Mr. Rosensaft for the purposes of this table.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2022.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation received by, or earned by, during Fiscal 2021 and Fiscal 2022 by our named executive officers, Allan I. Grafman, our Chief Executive Officer (Fiscal 2022 only), Howard S. Jonas, our Chairman (Fiscal 2022 only), Brooke T. Feinstein, our Chief Financial Officer, and Ezra Y. Rosensaft, our former Chief Executive Officer (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(1)		Share Awards ($)(2)		Option Awards ($)(2)		All other Compensation ($)		Total ($)
Allan I. Grafman	2022	70,962	50,000	(4)	—		98,010	(5)	1,846	(6)	220,818
Chief Executive Officer(3)

Howard S. Jonas	2022	—	—		1,999,999	(8)	—		—		1,999,999
Chairman(7)

Brooke T. Feinstein	2022	250,000	75,000	(10)	—		70,326	(11)	37,250	(12)	432,576
Chief Financial Officer(9)	2021	184,231	90,000	(13)	—		20,700	(14)	11,224	(15)	306,155

Ezra Y. Rosensaft	2022	379,270	—		—		—		171,806	(17)	551,076
Former Chief Executive Officer(16)	2021	440,000	225,000	(18)	—		—		27,403	(19)	692,403

____________

(1)      The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with those of the Company and its stockholders. The Named Executive Officers are awarded bonuses and/or equity awards based on certain accomplishments in respect of the relevant fiscal year. The Company does not target any specific proportion of total compensation in setting annual base salary, bonus compensation and equity awards. Cash bonuses include amounts paid in a subsequent fiscal year for services provided during the fiscal year in question. Executive officers are eligible for bonuses, in cash or equity, as determined by the Compensation Committee. Except as provided for in agreements that the Company may enter into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including, without limitation, the achievement of specific performance targets and our financial and business performance.

(2)      The amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards and option awards computed off the average common stock price on the grant date in accordance with FASB ASC Topic 718.

(3)      Allan I. Grafman has served as Chief Executive Officer since August 29, 2022.

(4)      Consists of a cash bonus of $50,000 paid to Allan I. Grafman on or about November 16, 2022 for services performed in Fiscal 2022.

(5)      Consists of the value of a grant to Allan I. Grafman on August 30, 2022 of an option to purchase up to 70,398 shares of Class B Common Stock, which has a 10-year term, an exercise price of $1.77 per share and vests as follows: 17,600 on each of February 28, 2023 and August 30, 2023 and 17,599 on each of February 28, 2024 and August 30, 2024.

(6)      Consists of payments to Allan I. Grafman for an automobile allowance.

(7)      Howard S. Jonas has served as Chairman, an executive officer position, since June 9, 2022.

(8)      Consists of the value of a grant to Howard S. Jonas on April 5, 2022 of 1,104,972 restricted shares of Class B Common Stock that vest 220,995 shares on each of April 5, 2023, April 5, 2024 and 220,994 shares on each of April 5, 2025, April 5, 2026 and April 5, 2027.

(9)      Brooke T. Feinstein has served as Chief Financial Officer since September 2021 and served as Chief Accounting Officer from July 2020 until September 2021.

(10)    Consists of a cash bonus of $75,000 paid to Brooke T. Feinstein on or about November 16, 2022 for services performed in Fiscal 2022.

(11)    Consists of the value of a grant to Brooke T. Feinstein on April 5, 2022 of an option to purchase up to 50,000 shares of Class B Common Stock, which has a 10-year term, an exercise price of $1.81 per share and vests as follows: 16,667 on each of April 5, 2023 and April 5, 2024 and 16,666 on April 5, 2025.

(12)    Consists of payments to Brooke T. Feinstein for unused and accrued paid time off in the amount of $24,038 and matching contributions to Ms. Feinstein’s account under the Company’s 401(k) Plan in the amount of $13,212.

(13)    Consists of (i) a cash bonus of $15,000 paid to Brooke T. Feinstein on or about June 9, 2021, (ii) a cash bonus of $25,000 paid to Ms. Feinstein on or about September 1, 2021; and (iii) a cash bonus of $50,000 paid to Ms. Feinstein on or about November 16, 2021 for services performed in Fiscal 2021.

(14)    Consists of the value of a grant to Brooke T. Feinstein on June 9, 2021 of an option to purchase up to 10,000 shares of Class B Common Stock, which has a 10-year term, an exercise price of $4.00 per share and vests as follows: 3,334 on June 9, 2022 and 3,333 on each of June 9, 2023 and June 9, 2024.

(15)    Consists of matching contributions Mr. Grafman’s account under the Company’s 401(k) Plan.

(16)    Ezra Y. Rosensaft served as Chief Executive Officer from July 2020 until August 2022.

(17)    Consists of payments to Ezra Y. Rosensaft for unused and accrued paid time off in the amount of $101,719, an automobile allowance in the amount of $10,000, severance payments in the amount of $49,676 and matching contributions to Mr. Rosensaft’s account under the Company’s 401(k) Plan in the amount of $10,411.

(18)    Consists of (i) a cash bonus of $75,000 paid to Ezra Y. Rosensaft on or about January 24, 2022 for services performed in Fiscal 2021; and (ii) a cash bonus of $150,000 paid to Mr. Rosensaft on or about January 7, 2022 for services performed in Fiscal 2021.

(19)    Consists of payments to Ezra Y. Rosensaft for unused and accrued paid time off in the amount of $17,917, an automobile allowance in the amount of $8,000 and matching contributions to Mr. Rosensaft’s account under the Company’s 401(k) Plan in the amount of $1,486.

Employment Agreements

Allan I. Grafman:    On August 21, 2022, the Company entered into an employment agreement with Allan I. Grafman that provides, among other things, the following: (i) an annual base salary of $410,000 for a term of two years, (ii) an annual bonus of $50,000, in addition to being eligible to receive an annual discretionary bonus, (iii) pursuant to the 2019 Stock Plan, a grant of options to purchase 67,671 shares of the Company’s Class B Common Stock with the exercise price of $1.77 per share with such options vesting (a) with respect to one-fourth (1/4) of the underlying shares on the six-month anniversary of August 29, 2022 and (b) in equal tranches (in each case, rounded to a whole number of shares) of the underlying shares on each quarterly anniversary of the six-month anniversary, and all unvested options shall vest on August 30, 2024.

Howard S. Jonas:    On April 5, 2022, the Company entered into an employment agreement with Howard S. Jonas, which provides, among other things, the following: (i) an annual base salary of $400,000 for a term of five years (the “Initial Term”) payable through the issuance of 1,104,972 restricted shares of the Company’s Class B common stock with the value of the shares equal to $2 million representing Mr. Jonas’ base salary for the entire Initial Term; (ii) such shares shall vest, contingent on Mr. Jonas’ remaining in continuous service to the Company, in substantially equal amounts on April 5, 2023, April 5, 2024, April 5, 2025, April 5, 2026 and April 5, 2027; (iii) if Mr. Jonas’ employment is terminated without cause (as such term is defined the Employment Agreement), resigns for good reason (as such term is defined the Employment Agreement) or upon Mr. Jonas’s death or disability (as such term is defined in the Employment Agreement) and upon other conditions set forth in the Employment Agreement, Mr. Jonas will be entitled to (1) severance in the amount equal to twelve (12) months of any cash portion of his base salary; and (2) any restrictions with respect to any equity grants shall lapse, and any unvested equity grants in the Company or its subsidiaries shall vest.

Brooke I. Feinstein:    Brooke I. Feinstein is not a party to an employment agreement with the Company or any of its subsidiaries.

Ezra Y. Rosensaft:    In connection with Ezra Y. Rosensaft’s removal as Chief Executive Officer, the Company and Mr. Rosensaft entered into a Separation and General Release Agreement on August 29, 2022 which provides, among other things, that (i) the Company shall pay Mr. Rosensaft $645,785, which is being paid in fifty-two (52) bi-weekly installments that began on or about September 16, 2022 and (ii) Mr. Rosensaft is subject to certain restrictive covenants, including restrictions on his ability to solicit the employees and customers of the Company for a period of twelve (12) months following his separation.

In addition, including pursuant to their employment agreements, executives are eligible to receive bonuses based upon performance, including the specific financial and other goals set by the Compensation Committee of the Board of Directors.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Allan I. Grafman:    Under the terms of the Employment Agreement, dated August 29, 2022, between the Company and Allan I. Grafman, in the event (1) the Company terminates Mr. Grafman’s employment without “cause” or Mr. Grafman voluntarily terminates his employment with “good reason,” the Company shall pay Mr. Grafman his annual base salary for twelve (12) months and his pro-rated bonus, and (2) of Mr. Grafman’s death or disability, the Company will pay Mr. Grafman his pro-rated bonus. All severance payments are contingent on Mr. Grafman executing the Company’s standard release agreement.

Howard S. Jonas:    Under the terms of the Employment Agreement, dated April 5, 2022, between the Company and Howard S. Jonas, in the event of Mr. Jonas’ death or disability, or in the event the Company terminates Howard S. Jonas’ employment without “cause” or Howard S. Jonas voluntarily terminates his employment with “good reason,” which includes a “change in control,” any unvested restricted shares of Class B Common Stock shall vest. All severance payments are contingent on Mr. Jonas executing the Company’s standard release agreement.

Ezra Y. Rosensaft:    In connection with Ezra Y. Rosensaft’s removal as Chief Executive Officer, the Company and Mr. Rosensaft entered into a Separation and General Release Agreement which provides, among other things, that the Company shall pay Mr. Rosensaft $645,785, which is being paid in fifty-two (52) bi-weekly installments that began on or about September 16, 2022

The following table sets forth quantitative information with respect to potential payments to be made to each of the Named Executive Officers upon termination in various circumstances and/or a change in control of the Company (each an “Event”). The following table assumes the Event took place on October 31, 2022 for each of the Named Executive Officers and uses the closing price of Class B Common Stock on October 31, 2022, the last trading day in Fiscal 2022 ($1.32). The potential payments are based on agreements entered into by Named Executive Officers with the Company, discussed above, and the 2019 Plan.

Name	Event of Death or Disability ($)		Change In Control ($)	Termination For Cause ($)	Voluntary Termination for Good Reason ($)	Termination Without Cause ($)
Allan I. Grafman
Restricted Shares/Options	—		—	—	—	—
Severance	8.333	(1)	—	—	418,333(1)	418,333	(1)
Howard S. Jonas
Restricted Shares/Options	1,458,463	(2)	1,458,463(2)	—	1,458,463(2)	1,458,463	(2)
Severance	—		—	—	—	—
Brooke T. Feinstein
Restricted Shares/Options	—		—	—	—	—
Severance			—	—	—
Ezra Y. Rosensaft
Restricted Shares/Options	—		—	—	—	—
Severance	$569,109(3)		$569,109(3)	$569,109(3)	$569,109(3)	$569,109(3)

____________

(1)      Payable pursuant to the Employment Agreement, dated August 29, 2022, between the Company and Allan I. Grafman.

(2)      Payable pursuant to the Employment Agreement, dated April 5, 2022, between the Company and Howard S. Jonas.

(3)      Payable pursuant to the Separation and General Release Agreement, dated August 29, 2022, between the Company and Ezra Y. Rosensaft.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all equity awards made to each of the Named Executive Officers that were outstanding at the end of Fiscal 2022. Does not include warrants held by Howard S. Jonas (see footnote 1 of Security Ownership of Certain Beneficial Owners and Management, above):

Name	Option Grant Date	Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Allan I. Grafman	08/30/22	—	70,398	(1)	1.77	08/29/2032		—	—
Brooke T. Feinstein	09/10/20	3,334	1,666	(2)	3.35	09/10/2030		—	—
	06/09/21	3,334	6,666	(3)	4.00	06/08/2031		—	—
	04/05/22		50,000	(4)	1.81	04/04/2032
Ezra Y. Rosensaft	01/23/20	25,000	—		10.50	01/23/2030	(5)	—	—
	07/14/20	80,000	40,000	(6)	3.98	07/14/2030	(5)	—	—

____________

(1)      Vesting as follows: 17,600 on each of February 28, 2023 and August 30, 2023 and 17,599 on each of February 28, 2024 and August 30, 2024.

(2)      Vesting on September 10, 2023.

(3)      Vesting 3,333 on each of June 20, 2023 and June 20, 2024.

(4)      Vesting as follows: 16,667 on each of April 5, 2023 and April 5, 2024 and 16,666 on April 5, 2025.

(5)      Due to Ezra Y. Rosensaft no longer being in the employ of the Company, the option expiration date on such options was accelerated to February 25, 2023.

(6)      Vesting on July 14, 2023.

Except as provided for in agreements that the Company has entered, or may enter, into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including the achievement of specific performance targets and our financial and business performance.

The Compensation Committee adopts goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. Such goals may be Company-wide or targeted at specific segments, business units or corporate departments. The Compensation Committee reviews the performance of the Company relative to those goals and objectives, and the contribution of each executive officer to such performance at the end of the fiscal year and considers them as some of the factors when determining the amounts of annual bonuses to be awarded to executive officers.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company as of October 31, 2022.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	996,357	$3.13	287,795
Equity compensation plans not approved by security holders	—	—	—
Total	996,357	$3.13	287,795

____________

(1)      Reflects all outstanding options exercisable for shares of Class B Common Stock as of October 31, 2022.

The Company adopted the 2019 Plan to provide equity compensation to the Company’s Board of Directors, the Company’s management and the Company’s employees and consultants. Except as described above, the Company has not committed to make any further grants under such plan.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Fourth Restated Certificate of Incorporation, the authorized number of members of the Board of Directors will be set by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at five. There are currently five voting directors on the Board of Directors: Howard S. Jonas, Amy Jonas, Perry Davis, Irwin Katsof and Christopher McGurk. In addition, the Company’s Third Amended and Restated By-Laws enable the Board of Directors to appoint Ex-Officio (non-voting) directors to serve on the Board, and Marc E. Knoller was elected to serve in this capacity on April 5, 2022 and Allan I. Grafman was elected to serve in this capacity on August 29, 2022. The stockholders are not being asked to vote on Mr. Knoller’s or Mr. Grafman’s appointments as Ex-Officio (non-voting) directors. The current terms of all of the serving directors expire at the Annual Stockholders Meeting. Of the current directors, only Howard S. Jonas is standing for re-election at the Annual Stockholders Meeting.

The nominees to the Board of Directors are Howard S. Jonas, Dave Breau, Davidi Jonas, Jonathan Rand and James R. Woody, each of whom has consented to be named in this Proxy Statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2024 annual meeting of stockholders, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Stockholders Meeting shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Corporate Governance and Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Howard S. Jonas has served as our Chairman of the Board since our inception, as our Chairman (an executive officer position) since June 2022 and as our Chief Executive Officer from February 2019 through April 2020. Mr. Jonas founded IDT Corporation in August 1990, and has served as its Chairman of the Board of Directors since its inception. Mr. Jonas served as Chief Executive Officer of IDT from October 2009 through December 2013 and from December 1991 until July 2001. IDT spun off the Company to its stockholders in September 2009. Mr. Jonas is also the founder and has been President of Jonas Media Group (formerly Jonas Publishing) since its inception in 1979. From January 2014 until November 2017, Mr. Jonas served as the Chief Executive Officer of Genie Energy Ltd., a former subsidiary of IDT that was spun off to stockholders in October 2011, and has served as Chairman of the board of directors of Genie Energy since the spin-off. From June 2016 to November 2016, Mr. Jonas served as the Chairman of the Board of Zedge, Inc., a former subsidiary of IDT that was spun off to stockholders in June 2016. Mr. Jonas has served as the Vice Chairman of Zedge, Inc. since November 2016. Mr. Jonas also has served as the Chairman of the Board of Rafael Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in March 2018, since the spin-off, and also as the Chief Executive Officer until May 2021. Mr. Jonas has been a director of Rafael Pharmaceuticals, Inc. (f/k/a Cornerstone Pharmaceuticals) since April 2013 and was appointed Chairman of the Board in April 2016. Mr. Jonas received his B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Mr. Jonas brings to the Board of Directors significant knowledge of all aspects of our Company and each of the industries in which it operates. In addition, having Mr. Jonas on the Board of Directors provides our Company with effective leadership.

Dave Breau is a director nominee. Mr. Breau was most recently the Chief Strategy Officer and General Counsel of MayStreet Inc., a VC-backed fintech startup. Mr. Breau helped lead the company through several funding rounds and negotiate the company’s sale to the London Stock Exchange in 2022. Before MayStreet, Mr. Breau was General Counsel of Straight Path Communications Inc. (NYSE MKT: STRP), a publicly traded telecom. Mr. Breau and the executive team led a highly competitive M&A process culminating in the company’s sale to Verizon in 2018 for $3.1 billion. Previously, Mr. Breau spent nearly 10 years as an associate in litigation and government investigations at the law firms of Sidley Austin LLP and Sullivan & Cromwell LLP. Mr. Breau received his B.S. in mechanical engineering from Johns Hopkins University, and earned his J.D. from Duke University School of Law.

Key Attributes, Experience and Skills:

Mr. Breau has had a successful career as an attorney, including as a General Counsel, which will provide assistance in the corporate governance of the Company.

Davidi Jonas is a director nominee who previously served as the Company’s Chief Strategy Officer from December 2018 until January 2020. Mr. Davidi Jonas served as Chief Executive Officer, President and Director of Straight Path Communications Inc. (NYSE MKT: STRP) from April 2013 until February 28, 2018 and served as Chairman of the Board of Straight Path Communications Inc. from August 1, 2013 until February 28, 2018. He has served as manager of Straight Path Spectrum from August 2012 until February 28, 2018 and served as Executive Vice President and director of Straight Path IP Group from November 2012 until February 28, 2018.

Key Attributes, Experience and Skills:

Davidi Jonas has extensive experience as a Chief Executive Officer of a publicly traded company, which will enable him to provide management advice and input to the Company’s management on organizational and other matters. Davidi Jonas is the son of Howard S. Jonas.

Jonathan Rand is a director nominee. Previously, Mr. Rand was Chief Financial Officer of MayStreet Inc. from May 2018 through May 2022. Mr. Rand and the executive team led the company through a $22.9 million A Round with Credit Suisse NEXT as lead, and to be acquired by the London Stock Exchange Group (LSEG) for over $400 million in cash and earn out in May 2022. Mr. Rand is under contract with LSEG through May 31, 2023 to provide transitional and integration leadership. Mr. Rand served as Chief Financial Officer of Straight Path Communications Inc. (NYSE MKT: STRP) starting in June 2013, and as the Chief Operating Officer of its spectrum subsidiary, Straight Path Spectrum, Inc., since Jan 2015. Mr. Rand and the executive team led the Company through multiple steps resulting in its acquisition by Verizon in Feb 2018 for $3.1 billion. Mr. Rand, together with the CEO and GC, was instrumental in the M&A process, working with Investment Bankers and M&A counsel. Mr. Rand led a complex integration with Verizon, and was rewarded for extraordinary performance. Mr. Rand joined Straight Path from Organic Motion, an innovative computer vision company where he served as President and Chief Operating Officer. Together with Organic Motion’s CEO, Mr. Rand was named Innovator of the Year by Popular Mechanics in 2008. Mr. Rand co-led the process to raise a $5.8 million B Round from Foundry Group. In 2002, Mr. Rand co-founded Indigo Partners LLC, a management consulting firm that provides go-to-market and financing strategies to software, Internet and telecommunications companies. From 1998 to 2001, Mr. Rand held key positions at Net2Phone, a spin-off from IDT Corporation, including EVP Sales, Treasurer and CEO of Net2Phone’s Y@P division. Mr. Rand was IDT’s EVP Sales & Finance and Treasurer from 1992 to 1998. Prior to joining IDT, Mr. Rand founded and later sold Campus Connection, a national magazine which achieved a circulation of 1.2 million. He started his career as a brand assistant at Procter & Gamble. Mr. Rand earned a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1984.

Key Attributes, Experience and Skills:

With significant financial experience in public companies and otherwise, Mr. Rand is expected to provide significant guidance to the Company on financial matters.

James R. Woody is a director nominee. Mr. Woody was the founding Executive Director and President of the Bishop John T. Walker School for Boys from 2007 to 2020 where he oversaw fund development, capital projects, communications, external relations and strategic alliances. Prior to that, Mr. Woody served in a number of executive roles in the nonprofit sector including President and Chief Executive Officer of Community of Hope, Inc., National Director of Strategic Alliances for Prison Fellowship, the nation’s largest nonprofit serving prisoners and their families, Executive Director of the Bowery Mission’s children and youth programs, and Executive Director of Communities in Schools of the Nation’s Capital. From 1982 to 1993, Mr. Woody served in a variety of marketing and strategic planning roles with Bell Atlantic, including managing the company’s marketing initiatives to the banking and insurance industries. Mr. Woody received his Master of Arts in Counseling from Regent University. He is a graduate of Leadership Greater Washington and a former fellow of the Aspen Ideas Festival. Mr. Woody currently serves on the governing board of the Washington National Cathedral.

Key Attributes, Experience and Skills:

Mr. Woody brings extensive experience in managing growing businesses and adds additional diversity to the Board.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Executive Officers, Directors, Director Nominees and Named Executive Officers

The executive officers, directors, director nominees and Named Executive Officers of the Company are as follows:

Name	Age	Position
Allan I. Grafman	69	Chief Executive Officer and Ex-Officio (non-voting) Director
Howard S. Jonas	66	Chairman, Chairman of the Board, Named Executive Officer and Director Nominee
Brooke T. Feinstein	33	Chief Financial Officer, Corporate Secretary and Named Executive Officer
Perry Davis	74	Director
Amy Jonas	58	Director
Irwin Katsof	67	Director
Marc E. Knoller	62	Ex-Officio (non-voting) Director
Christopher McGurk	66	Director
Dave Breau	57	Director Nominee
Davidi Jonas	36	Director Nominee
Jonathan Rand	60	Director Nominee
James R. Woody	68	Director Nominee
Ezra Y. Rosensaft	51	Former Chief Executive Officer and Named Executive Officer

Set forth below is biographical information with respect to the Company’s current executive officers, except for Howard S. Jonas who is listed above as a director nominee:

Allan I. Grafman has been the Company’s Chief Executive Officer since August 2022. Mr. Grafman was a director of the Company from May 2019 until August 2022, at which time he became an Ex-Officio (non-voting) director. Mr. Grafman has served since 1996 as founder and Chief Executive Officer of All Media Ventures, which provides executive, board and advisory services to media and technology companies. Since July 2020, Mr. Grafman has served on the Board of HappyNest REIT, Inc., a real estate investment trust. Mr. Grafman served as Chairman of the Board of Majesco from 2007 to 2014. From 2005 to 2013, Mr. Grafman served as Operating Partner of Mercury Capital. From 2003 to 2005, Mr. Grafman served as President of Archie Comics. Previous executive roles included those at Hallmark Entertainment, Tribune Entertainment and CCB/ABC/Disney. He has served on 12 boards of companies that are either publicly traded or private equity/venture capital-sponsored. Mr. Grafman received his B.A. in Russian Language and literature from Indiana University (Phi Beta Kappa), his Masters in International Affairs from Columbia University (International Fellow) and his MBA in Finance from Columbia University (Beta Gamma Sigma).

Brooke T. Feinstein has been the Company’s Chief Financial Officer, Treasurer and Corporate Secretary since September 2021. Prior to that, Ms. Feinstein was the Company’s Chief Accounting Officer from July 2020 to September 2021; and immediately prior to that she was its Controller since November 2018. Before joining the Company, she worked as a Supervisor in the auditing and accounting quality control department at Buchbinder Tunick & Company LLP from 2016 to 2018. From 2012 to 2015, Ms. Feinstein worked at Grant Thornton LLP as a Senior Accountant. Ms. Feinstein has her BBA from Wilfrid Laurier University; she is a Certified Public Accountant (CPA) and also is a Chartered Professional Accountant (CPA) in Canada.

Relationships among Directors, Director Nominees and Executive Officers

Howard S. Jonas, Chairman and Chairman of the Board, and Amy Jonas, a director, are siblings. Davidi Jonas, a director nominee, is the son of Howard S. Jonas and the nephew of Amy Jonas. There are no other familial relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF ZWICK CPA, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2023

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Zwick CPA, PLLC (“Zwick CPA”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2023.

Zwick CPA is the Company’s independent registered public accounting firm and served the Company as its independent registered public accounting firm for Fiscal 2021 and Fiscal 2022. The Audit Committee of the Board of Directors has appointed Zwick CPA as the Company’s independent registered public accounting firm for Fiscal 2023.

Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of Zwick CPA. Even if Zwick CPA’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interest of the Company and its stockholders.

We expect that representatives for Zwick CPA will be present at the Annual Stockholders Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
RATIFICATION OF THE APPOINTMENT OF ZWICK CPA
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING OCTOBER 31, 2023.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Zwick CPA for Fiscal 2022 and Fiscal 2021:

Fiscal Year Ended October 31	2022	2021
Audit Fees(1)	$196,245	$175,200
Audit-Related Fees(2)	$11,400	—
Tax Fees	—	—
All Other Fees(3)	—	$80,364
Total	$207,645	$255,564

____________

(1)      Audit Fees consist of fees for the audit of the Company’s financial statements included in the Company’s Annual Report on Form 10-K and reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q.

(2)      For Fiscal 2022, audit-related fees consist of fees for the audit of the Company’s 401(k) Plan for the plan year ended December 31, 2020.

(3)      For Fiscal 2021, All Other Fees consist of fees related to work for the Company’s Form S-1 filings.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s function is more fully described in its charter, which can be found at the Corporate Governance section of the Company’s web site, www.idwmediaholdings.com/corporate-governance. The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the NYSE American listing standards’ definition of independence for Audit Committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Irwin Katsof qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to assure compliance with accounting standards, applicable laws, and regulations.

The Company’s independent registered public accounting firm for Fiscal 2022, Zwick CPA, PLLC, is responsible for performing independent audits of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. In accordance with law, the Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent audit firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters. The Audit Committee meets each quarter with Zwick CPA, PLLC and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases and/or filings. The Company’s management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. The Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services. In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Zwick CPA, PLLC. Pre-approval includes audit services, audit-related services, tax services, and other services.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended October 31, 2022, as well as the effectiveness of the Company’s internal controls over financial reporting as of October 31, 2022. Zwick CPA, PLLC has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Zwick CPA, PLLC and management that firm’s independence. The Committee has also reviewed and discussed with Zwick CPA, PLLC the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Irwin Katsof, Chairman
Perry Davis
Christopher McGurk

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

Submission of Proposals for the 2024 Annual Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with its 2024 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than November 5, 2023. In addition, any stockholder proposal submitted with respect to the Company’s 2024 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after January 22, 2024.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022 may be obtained by contacting IDW Media Holdings Investor Relations, by phone at (323) 433-6670, or by mail addressed to IDW Media Holdings Investor Relations at 520 Broad Street, Newark, New Jersey 07102.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Stockholders Meeting. If any other business is properly brought before the Annual Stockholders Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
February 27, 2023

Brooke T. Feinstein
Chief Financial Officer & Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF
IDW MEDIA HOLDINGS, INC.

March 30, 2023

Important Notice Regarding the Availability of Proxy Materials for the IDW Media Holdings, Inc.
Stockholders Meeting to be Held on March 30, 2023:

The Notice of Annual Meeting of Stockholders and Proxy Statement and the 2022 Annual Report are available at:
http://idwmediaholdings.com/investors

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR”
THE LISTED NOMINEES AND “FOR” PROPOSAL 2.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1. Election of Directors: NOMINEES:				3. To ratify the appointment of Zwick CPA, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2023.	☐	☐	☐
Dave Breau	☐	☐	☐
Davidi Jonas	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Jonathan Rand	☐	☐	☐
James R. Woody	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

___________________________________________________________________________________________________________

Electronic Distribution

If you would like to receive future IDW MEDIA HOLDINGS, INC. proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
IDW MEDIA HOLDINGS, INC.
520 Broad Street, Newark, New Jersey 07102
(323) 433-6670
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 30, 2023

The undersigned appoints Allan I. Grafman or Brooke T. Feinstein, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Stockholders Meeting”) of IDW Media Holdings, Inc. to be held at Offices of IDW Media Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102 on March 30, 2023 at 12:00 p.m., and any adjournment or postponement of the Annual Stockholders Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Stockholders Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE LISTED NOMINEES FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSAL 2.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
IDW MEDIA HOLDINGS, INC.
MARCH 30, 2023
PROXY VOTING INSTRUCTIONS

INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
Vote online until 11:59 PM EST the day before the meeting.
MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.
IN PERSON — You may vote your shares in person by attending the Annual Stockholders Meeting.	COMPANY NUMBER

GO GREEN — e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

ACCOUNT NUMBER

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR”
THE LISTED NOMINEES AND “FOR” PROPOSAL 2.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1. Election of Directors: NOMINEES:				3. To ratify the appointment of Zwick CPA, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2023.	☐	☐	☐
Dave Breau	☐	☐	☐
Davidi Jonas	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Jonathan Rand	☐	☐	☐
James R. Woody	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.